Prepaid Expenses and Other Current Assets (Details) - USD ($)		Dec. 31, 2018	Dec. 31, 2017
Other Income and Expenses [Abstract]
Other receivable	[1]	$ 809,396	$ 607,822
Prepaid rent expense		25,735	75,943
Value added tax receivable		83,717	86,289
Other		55,954	4,611
Total		$ 974,802	$ 774,665

[1]	Other receivables mainly represent mainly advances to employees for business development purposes and prepaid employee insurance and welfare benefit which will be subsequently deducted from the employee payroll.